Exhibit 10.1

Execution Version

FIFTH AMENDMENT AGREEMENT

This FIFTH AMENDMENT AGREEMENT, dated as of September 2, 2020 (this “Amendment”), is entered into by and among each undersigned existing Revolving Lender (collectively, the “Consenting Revolving Lenders”), KAR AUCTION SERVICES, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, reference is made to the Amended and Restated Credit Agreement, dated as of March 11, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended hereby, the “Credit Agreement”; capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement), among the Borrower, the lenders and issuing banks party thereto from time to time and the Administrative Agent; and

WHEREAS, in accordance with clause (xiii) of Section 11.1 of the Credit Agreement, the Borrower and the Consenting Revolving Lenders (constituting the Majority Facility Lenders under the Revolving Facility) have agreed to amend the Existing Credit Agreement as provided in Section 1 hereof on the Fifth Amendment Effective Date (as defined below).

NOW, THEREFORE, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.          Amendments to Existing Credit Agreement. Effective as of the Fifth Amendment Effective Date, the Existing Credit Agreement shall be amended, in accordance with clause (xiii) of the Section 11.1 of the Existing Credit Agreement, as follows:

(a)            Section 1.1 of the Existing Credit Agreement is hereby amended by deleting therefrom the definitions of each of the following terms: “Available Commitments”, “Limited Waiver Period”, “Liquidity” and “Specified Event”.

(b)            Section 8.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“8.1         Financial Condition Covenant.     Permit the Consolidated Senior Secured Net Leverage Ratio, as of the last day of each fiscal quarter (commencing with the fiscal quarter ending December 31, 2019) on which any Revolving Loans are outstanding, to exceed 3.50:1.00.”

SECTION 2.          Conditions to the Fifth Amendment Effective Date. This Amendment shall become a binding agreement of the parties hereto and the amendments set forth in Section 1 hereof shall each become effective on the date of the satisfaction (or waiver) of the following conditions (the date such conditions are satisfied or waived, the “Fifth Amendment Effective Date”):

(a)            this Amendment shall have been duly executed by the Borrower, each other Loan Party, the Administrative Agent and Revolving Lenders that collectively constitute the Majority Facility Lenders under the Revolving Facility, and delivered to the Administrative Agent;

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(b)           the Borrower shall have compensated the Administrative Agent in immediately available funds for all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) of the Administrative Agent to the extent invoiced at least two (2) Business Days prior to the Fifth Amendment Effective Date; and

(c)            the Administrative Agent and each Revolving Lender shall have received all compensation required to be paid to it (or its Affiliates) on or prior to the Fifth Amendment Effective Date (including such fees set forth in that certain fee letter, dated as of the date hereof, by and among the Borrower, the Administrative Agent and certain Revolving Lenders (the “Fee Letter”) or any other fee letter between, on the one hand, the Borrower and, on the other hand, the Administrative Agent or any Revolving Lender (or any of their respective Affiliates).

SECTION 3.          Representations and Warranties. The Borrower represents and warrants that:

(a)            Authority. The Borrower and the other Loan Parties have the requisite power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Credit Agreement, as applicable. Each Loan Party has the requisite power and authority to perform its obligations under the Loan Documents, as amended hereby. The execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.

(b)            Enforceability. This Amendment has been duly executed and delivered by the Borrower and each other Loan Party. When the conditions to effectiveness in Section 2 hereof have been satisfied, each of this Amendment and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

(c)            Representations and Warranties. The representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (other than where a representation or warranty is already qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects (or true and correct in all respects where a representation or warranty is already qualified by materiality) as of such earlier date).

(d)            No Default. No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Amendment.

SECTION 4.          Reference to and Effect on the Loan Documents.

(a)            On and after the Fifth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Credit Agreement.

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(b)            The Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement.

(c)            The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver or amendment of any provision of any of the Loan Documents. This Amendment shall not constitute a novation of the Existing Credit Agreement or any other Loan Document.

(d)            The Borrower and the other parties hereto acknowledge and agree that, on and after the Fifth Amendment Effective Date, this Amendment and each of the other Loan Documents to be executed and delivered by a Loan Party shall constitute a Loan Document for all purposes of the Credit Agreement.

(e)            The provisions of Sections 11.12 and 11.16 of the Credit Agreement shall apply with like effect to this Amendment.

SECTION 5.          Reaffirmation. Each of the Grantors (as defined in the Amended and Restated Guarantee and Collateral Agreement) hereby (i) confirms and agrees that the Amended and Restated Guarantee and Collateral Agreement, the other Security Documents and all of the Collateral described in the foregoing do, and shall continue to, secure the payment and performance of all of the Secured Obligations (as defined in the Amended and Restated Guarantee and Collateral Agreement), (ii) reaffirms the security interest granted by each Grantor to the Administrative Agent and the Secured Parties and reaffirm the guaranties made pursuant to the Amended and Restated Guarantee and Collateral Agreement and (iii) acknowledges and agrees that the grant of security interests by, and the guaranties of, the Grantors contained in the Amended and Restated Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.

SECTION 6.          Counterparts. This Amendment (including all consents and authorizations relating hereto) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment (or any consent or authorization relating hereto) by electronic transmission or facsimile shall be effective and enforceable as delivery of a manually executed counterpart thereof. The Administrative Agent will not have any responsibility for determining whether (and makes no representation as to whether) any such counterpart has been duly authorized, executed or delivered or is enforceable against any party hereto. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 7.          GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

LOAN PARTIES:

KAR AUCTION SERVICES, INC.

By:	/s/ James P. Hallett
	Name:	James P. Hallett
	Title:	Chief Executive Officer

ADESA, INC.

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

ADESA CORPORATION, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

[Signature Page to KAR Fifth Amendment]

A.D.E. OF ARK-LA-TEX, INC.

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

A.D.E. OF KNOXVILLE, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

ADESA ARK-LA-TEX, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

ADESA ARKANSAS, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

ADESA ATLANTA, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

ADESA BIRMINGHAM, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

[Signature Page to KAR Fifth Amendment]

ADESA CALIFORNIA, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

ADESA CHARLOTTE, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

ADESA COLORADO, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

ADESA DES MOINES, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

ADESA FLORIDA, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

ADESA IDAHO, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

[Signature Page to KAR Fifth Amendment]

ADESA INDIANAPOLIS, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA LANSING, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA LEXINGTON, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA MISSOURI, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA NEW JERSEY, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA NEW YORK, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

[Signature Page to KAR Fifth Amendment]

ADESA OHIO, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA OKLAHOMA, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA OREGON, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA PENNSYLVANIA, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA PHOENIX, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA SAN DIEGO, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

[Signature Page to KAR Fifth Amendment]

ADESA-SOUTH FLORIDA, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA TEXAS, INC.

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA UTAH, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ADESA WISCONSIN, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

ASSET HOLDINGS III, LP

By:	/s/ Charles S. Coleman
Name: Charles S. Coleman
Title: Executive Vice President & Secretary

AUTO DEALERS EXCHANGE OF CONCORD, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

[Signature Page to KAR Fifth Amendment]

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ James E. Money II
Name: James E. Money II
Title: President

AUTOVIN, INC.

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

PAR, INC.

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

AFC CAL, LLC

By:	/s/ James E. Money II
Name: James E. Money II
Title: President

ZABEL & ASSOCIATES, INC.

By:	/s/ Heather Cameron
Name: Heather Cameron
Title: Vice President & Secretary

[Signature Page to KAR Fifth Amendment]

SIOUX FALLS AUTO AUCTION, INC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

TRI-STATE AUCTION CO., INC.

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

ADESA DEALER SERVICES, LLC

By:	/s/ James E. Money II
	Name:	James E. Money II
	Title:	President

ADESA MINNESOTA, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

ADESA NEVADA, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

[Signature Page to KAR Fifth Amendment]

OPENLANE, INC

By:	/s/ Charles S. Coleman
	Name:	Charles S. Coleman
	Title:	Executive Vice President & Secretary

RECOVERY DATABASE NETWORK, INC.

By:	/s/ Charles S. Coleman
	Name:	Charles S. Coleman
	Title:	Executive Vice President & Secretary

CARSARRIVE NETWORK, INC.

By:	/s/ Charles S. Coleman
	Name:	Charles S. Coleman
	Title:	Executive Vice President & Secretary

AUCTIONTRAC, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

MOBILETRAC LLC

By:	/s/ Charles S. Coleman
	Name:	Charles S. Coleman
	Title:	Executive Vice President & Secretary

PREFERRED WARRANTIES OF FLORIDA, INC.

By:	/s/ Edmund G. Field
	Name:	Edmund G. Field
	Title:	President

[Signature Page to KAR Fifth Amendment]

ADESA ILLINOIS, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

AUTOMOTIVE FINANCE CONSUMER DIVISION, LLC

By:	/s/ James E. Money II
	Name:	James E. Money II
	Title:	President

HIGH TECH NATIONAL, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

AUTOMOTIVE KEY CONTROLS, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

HT LOCKSMITHS, INC.

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

PWI HOLDINGS, INC.

By:	/s/ Edmund G. Field
	Name:	Edmund G. Field
	Title:	President

[Signature Page to KAR Fifth Amendment]

PREFERRED WARRANTIES, INC.

By:	/s/ Edmund G. Field
	Name:	Edmund G. Field
	Title:	President

SUPERIOR WARRANTIES, INC.

By:	/s/ Edmund G. Field
	Name:	Edmund G. Field
	Title:	President

ADESA VIRGINIA, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

AUTONIQ, LLC

By:	/s/ Charles S. Coleman
	Name:	Charles S. Coleman
	Title:	Executive Vice President & Secretary

CARCO TECHNOLOGIES, LLC

By:	/s/ Charles S. Coleman
	Name:	Charles S. Coleman
	Title:	Executive Vice President & Secretary

111 REMARKETING, LLC

By:	/s/ Heather Cameron
	Name:	Heather Cameron
	Title:	Vice President & Secretary

[Signature Page to KAR Fifth Amendment]

STRATIM SYSTEMS INCORPORATED

By:	/s/ Charles S. Coleman
	Name:	Charles S. Coleman
	Title:	Executive Vice President & Secretary

CLEARPLAN, LLC

By:	/s/ Charles S. Coleman
	Name:	Charles S. Coleman
	Title:	Executive Vice President & Secretary

NTH GEN SOFTWARE (FLORIDA) LLC

By:	/s/ Mark Endras
	Name:	Mark Endras
	Title:	Manager

TRADEREV USA LLC

By:	/s/ Mark Endras
	Name:	Mark Endras
	Title:	Manager

[Signature Page to KAR Fifth Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Revolving Lender

By:	/s/ Brendan Korb
	Name:	Brendan Korb
	Title:	Vice President

[Signature Page to KAR Fifth Amendment]

BANK OF AMERICA, N.A.,
as a Revolving Lender

By:	/s/ Brian D. Smith
	Name:	Brian D. Smith
	Title:	Senior Vice President

[Signature Page to KAR Fifth Amendment]

GOLDMAN SACHS BANK USA,
as a Revolving Lender

By:	/s/ Mahesh Mohan
	Name:	Mahesh Mohan
	Title:	Authorized Signatory

[Signature Page to KAR Fifth Amendment]

BARCLAYS BANK PLC,
as a Revolving Lender

By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

[Signature Page to KAR Fifth Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Revolving Lender

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By:	/s/ Jessica Gavarkovs
	Name:	Jessica Gavarkovs
	Title:	Authorized Signatory

[Signature Page to KAR Fifth Amendment]

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as a Revolving Lender

By:	/s/ Mike Gifford
	Name:	Mike Gifford
	Title:	Director

[Signature Page to KAR Fifth Amendment]

U.S. BANK NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ James N. DeVries
	Name:	James N. DeVries
	Title:	Senior Vice President

[Signature Page to KAR Fifth Amendment]

BMO HARRIS BANK, N.A.,
as a Revolving Lender

By:	/s/ Josh Hovermale
	Name:	Josh Hovermale
	Title:	Director

[Signature Page to KAR Fifth Amendment]

KEYBANK NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Abigail McLaughlin
	Name:	Abigail McLaughlin
	Title:	AVP

[Signature Page to KAR Fifth Amendment]

PNC BANK, NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Christopher Johnson
	Name:	Christopher Johnson
	Title:	Senior Vice President

[Signature Page to KAR Fifth Amendment]

ROYAL BANK OF CANADA,
as a Revolving Lender

By:	/s/ Allan Kortan
	Name:	Allan Kortan
	Title:	Authorized Signatory

[Signature Page to KAR Fifth Amendment]

TRUIST BANK, successor by merger to SUNTRUST BANK
as a Revolving Lender

By:	/s/ Sarah Salmon
	Name:	Sarah Salmon
	Title:	Senior Vice President

[Signature Page to KAR Fifth Amendment]

THE HUNTINGTON NATIONAL BANK,
as a Revolving Lender

By:	/s/ Edward A. Cheney
	Name:	Edward A. Cheney
	Title:	Managing Director

[Signature Page to KAR Fifth Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Revolving Lender

By:	/s/ Katherine Cordes
	Name:	Katherine Cordes
	Title:	Senior Vice President

[Signature Page to KAR Fifth Amendment]